Where Intelligence Meets Infrastructure F E B R U A R Y 2 0 1 7 M U E L L E R W A T E R P R O D U C T S . C O M Oppenheimer 12th Annual Industrial Growth Conference May 9, 2017

In an effort to provide investors with additional information regarding the Company's results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non- GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted income from continuing operations, adjusted income from continuing operations per share, adjusted operating income from continuing operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures, because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company's ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. PAGE 2 NON-GAAP Financial Measures M U E L L E R W A T E R P R O D U C T S . C O M 2M A Y 2 0 1 7

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expectations for growth in our key end markets, predictability of warranty experience, anticipated stronger operating leverage and financial results. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward- looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law. Forward-looking Statements M U E L L E R W A T E R P R O D U C T S . C O M 3M A Y 2 0 1 7

The Company sold Anvil in January 2017. As a result, Anvil's operating results for all prior periods, and the gain from its sale, have been classified as discontinued operations. The Company filed a Form 8-K on February 21, 2017 which included the reclassified 2016 results by quarter. PAGE 4 Reclassified Financials M U E L L E R W A T E R P R O D U C T S . C O M 4M A Y 2 0 1 7

Introduction M U E L L E R W A T E R P R O D U C T S . C O M 5M A Y 2 0 1 7  Repositioned Mueller Water Products as a higher-margin, pure-play water infrastructure company in attractive core markets  Divested Anvil International (non-core asset) for net proceeds of approximately $250 million and further strengthened balance sheet  Creating value for shareholders by focusing on:  Organic growth  Acquisitions  Manufacturing excellence

# Investment Highlights



Pure-play water infrastructure company in attractive core markets, industry-leading margins, strong balance sheet and proven leadership team – focused on growth.

- Industry-leading adjusted operating margins
- Leading brand position in water infrastructure
- Attractive end markets poised for increased investment
- One of the largest installed bases of iron gate valves and fire hydrants in the U.S.
- Strengthened balance sheet through divestitures of non-core assets, debt restructuring, debt pay down and ongoing focus on free cash flow
- Acquiring and expanding intelligent water technology offerings
- Improving results driven by strong incremental operating leverage as end markets grow

MUELLERWATERPRODUCTS.COM MAY 2017 6

# Solid Product Portfolio & Attractive End Markets

FY2016 NET SALES: $801 MILLION

**Mueller Co.**

10%
Natural gas utilities

30%
Residential construction

60%
Repair and replacement of municipal water distribution and treatment systems



**Mueller** TECHNOLOGIES



100%
Municipal spending

PORTFOLIO



Fire Hydrants



Valves



Brass



Metering Systems



Leak Detection and Pipe Condition Assessment

MUELLERWATERPRODUCTS.COM MAY 2017 7

# Business Performance: Long-Term Targets

**TOP-LINE GROWTH**

- Mueller Co. >5%
- Mueller Technologies >15%

**EARNINGS LEVERAGE**

- Mueller Co. adjusted EBITDA margins >30%
- Mueller Technologies adjusted EBITDA margins ~20%

**CAPITAL MANAGEMENT**

- Reduce working capital as a percentage of net sales
- Free cash flow to exceed adjusted income from continuing operations

MUELLERWATERPRODUCTS.COM MAY 2017 8

LTM Business Performance M U E L L E R W A T E R P R O D U C T S . C O M 9 Note: All amounts shown are LTM ended March 31, 2017 (1) Mueller Co. adjusted operating income and adjusted EBITDA exclude charges totaling $4.1 million. Mueller Technologies adjusted operating loss and adjusted EBITDA exclude charges totaling $10.3 million. $ 716.7 165.1 35.3 200.4 Fire Hydrants, Iron Gate Valves, Butterfly, Ball & Plug Valves $ 90.5 (8.0) 5.1 (2.9) Metering Systems Leak Detection and Pipe Condition Assessment $ 807.2 121.1 40.9 161.9 Water Infrastructure M A Y 2 0 1 7 As of March 31, 2017 $ in millions Net Sales Adjusted Operating Income(Loss)(1) Depreciation & Amortization Adjusted EBITDA(1) Product and Services Portfolio

Intelligent Water Technology™ Mueller Water Products provides products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These smart technology products and services help utilities actively diagnose, monitor and control the delivery of drinking water, making Mueller Water Products an integral part of the water system. M U E L L E R W A T E R P R O D U C T S . C O M 1 0M A Y 2 0 1 7

Our Leading Product Positions M U E L L E R W A T E R P R O D U C T S . C O M 1 1 #1 PRODUCTPOSITION #1 PRODUCTPOSITION #1 PRODUCT POSITION #2 PRODUCTPOSITION Company estimates based on internal analysis and information from trade associations and distributor networks, where available. M A Y 2 0 1 7

# Drivers of Success



## Organic Growth

Growing end markets

Developing new products

Enhancing existing products

Exploring adjacencies

## Acquisitions

Focusing on water industry

Pursuing growth opportunities via
- Channel
- Geography
- Technology
- Breadth of product line

## Manufacturing Excellence

Increasing equipment efficiency

Reducing capital expenditures payback period

Driving margin expansion

MUELLERWATERPRODUCTS.COM MAY 2017 12

# Why Invest in MWA?



## Fundamentally sound long-term dynamics

- Aging infrastructure driving need for investment
- Increasing public awareness of the need to upgrade water infrastructure
- Limited number of end-market suppliers

## Strong operating leverage as end markets grow

- Growing residential construction market
- Increased municipal spending
- Enhanced operational excellence initiatives

## Strong competitive position

- Leading brand and municipal specification positions
- Large installed base
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

## Leveraging strengths with emerging trends

- Intelligent Water Technology™ solutions
- Proprietary fixed leak detection offerings - both domestically and internationally
- Smart metering
- Strategic acquisitions / partnerships

MUELLERWATERPRODUCTS.COM MAY 2017 13

Significant Market Opportunities

Market Driver: Housing Starts M U E L L E R W A T E R P R O D U C T S . C O M 1 5 Source: U.S. Census Bureau Forecast: Blue Chip Economic Indicators, March 2017 Homebuilders’ confidence is one driver of housing starts, and confidence could increase due to improving job growth in a key demographic for household formation: Millennials NAHB Housing Market Index - National (1987 – April 2017) Seasonally Adjusted Annualized Historical Housing Starts (1959 –2017) Seasonally Adjusted Annualized Rates-Units in 000’s Source: NAHB, April 2017 M A Y 2 0 1 7 Bottom of prior cycle 1959 to 2015: Average 1,443 April 2009 – lowest starts (499) since Census Bureau began keeping record in 1959 2017 Blue Chip Consensus forecast of 1,280

# The Market Opportunity is Significant & Growing

## Repair & Replacement Market

- Valves and fire hydrants are typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- Based on projected deterioration of pipes, entering decade of accelerating need (see chart below)



ACCELERATING NEED
Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2-11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

(2)

## Future Drinking Water Infrastructure Expenditure Needs[3]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) ASCE: 2017 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2013 Drinking Water Needs Survey and Assessment

MUELLERWATERPRODUCTS.COM
MAY 2017
16

Funding Water Infrastructure Repair M U E L L E R W A T E R P R O D U C T S . C O M 1 7 Historical Water Rates Compared to Other Utilities(1) CPI Utilities (NSA 1982-1984 = 100) UTILITY SOURCES OF FUNDING • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3) • CPI for water and sewerage maintenance increased 4.1% for 12 months ended March 2017(1) • 90% funded at local level(4) • Drinking Water State Revolving Fund: $800 million in FY 2016 • WIFIA: $17 million with the economic impact of $2 billion M A Y 2 0 1 7 (1) Bureau of Labor Statistics (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2014 Water and Wastewater Rate Survey (4) EPA Clean Water and Drinking Water Infrastructure Gap Analysis

# Bringing Intelligence to Water Infrastructure



### Water Conservation

- 29% of U.S. experiencing drought or abnormally dry conditions[(1)]
- 240,000 water main breaks per year[(2)]



### Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for in the water system[(3)]
- Growing number of states requiring water loss audits[(4)]



### Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability

> "Smart metering is a highly successful way of accurately identifying water loss."
>
> – Black & Veatch 2016 Strategic Directions in the U.S. Water Industry

(1) U.S. Drought Monitor May 2017
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Resource Defense Council

MUELLERWATERPRODUCTS.COM MAY 2017 18

# Mueller TECHNOLOGIES

# Bringing Intelligence to Water Infrastructure



Remote Disconnect Meter



Mueller Systems Network Operations Center

## Mueller SYSTEMS

### Smart Metering

- Provide longer-range AMI systems
- Manage water service remotely
- Detect leaks
- Increase education with consumer portal



Leak Detection



Providing data analytics to manage water assets

## echologics
A Mueller TECHNOLOGIES COMPANY

### Leak Detection and Pipe Condition Assessment

- Detect leaks on fixed transmission and distribution mains; ongoing monitoring
- Assess condition of distribution and transmission mains

**A smart utility is a subset of a smart city and the Mi.Net System is the backbone and platform for a smart water network.**

MUELLERWATERPRODUCTS.COM MAY 2017 19

# Where Intelligence Meets Infrastructure®

Your Infrastructure
is speaking.
**Are You Listening?**

### DETECTING LEAKS
- Identify leaks on transmission and distribution mains

### FIGHTING FIRES
- Protect people, homes and property

### ENSURING RELIABILITY
- Industry-leading 350 psi resilient wedge gate valve
- All-ductile iron



### COMMUNICATING CRITICAL DATA
- Monitor water usage
- Manage water systems remotely
- Enhance customer service

### MONITORING PRESSURE
- Monitor water distribution system pressure

MUELLERWATERPRODUCTS.COM MAY 2017 20

Actions & Business Results

# Management Actions / Initiatives

### Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired automatic control valves
- Acquired and investing in leak detection and pipe condition assessment technologies
- Acquired and investing in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection and longer-range communications capabilities

### Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of approximately $80 million in FY2016– history of strong free cash flow generation
- Reduced debt by more than $600 million from September 30, 2008 through March 31, 2017
- Amended term loan credit agreement and reduced applicable interest rate spread by 75 basis points

### Reduce costs and improve operating leverage

- Divested Anvil and U.S. Pipe
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity within existing footprint
  - Lowered labor costs
  - Reduced manufacturing footprint

MUELLERWATERPRODUCTS.COM MAY 2017 22

 Increased net sales 1.3 percent to $199.7 million as compared with $197.2 million last year.  Adjusted gross margin increased 100 basis points in the quarter  Both Mueller Co. and Mueller Technologies contributed to the 5.9 percent increase in adjusted operating income from continuing operations to $23.2 million from $21.9 million last year.  Improved adjusted income from continuing operations to $15.4 million, or $0.09 per share, as compared with $10.8 million, or $0.07 per share, last year.  Trailing 12 months adjusted EBITDA was $161.9 million, or 20.1 percent of net sales. PAGE 23 $ in millions except per share amounts 2Q17 results exclude charges totaling $12.3 million, $10.7 million net of tax 2Q16 results exclude charges totaling $0.8 million, $0.5 million net of tax Q2 2017 CONSOLIDATED NON-GAAP RESULTS M U E L L E R W A T E R P R O D U C T S . C O M 2 3M A Y 2 0 1 7

# Q2 2017 Key Operating Take Aways

- Mueller Technologies' AMI business grew by 40%; sixth consecutive quarter of year-over-year double digit growth in our AMI product line
- Fourth consecutive quarter of improved adjusted operating performance year-over-year at Mueller Technologies.
- Both Mueller Co. and Mueller Technologies improved adjusted operating margin and adjusted operating income compared with the prior year; 19th consecutive quarter of adjusted operating margin expansion at Mueller Co.
- Adjusted operating margin expansion driven by higher shipment volumes at Mueller Technologies and productivity improvements at Mueller Co.
- Acquired Singer Valve, which added net sales growth, but is not expected to add a meaningful amount of adjusted operating income in FY 17

MUELLERWATERPRODUCTS.COM MAY 2017 24

Debt Structure M U E L L E R W A T E R P R O D U C T S . C O M 2 5 ■ Net debt leverage 0.9x down from a peak of more than 6x ■ No significant required principal payments on outstanding debt before November 2021 ■ No financial maintenance covenants with excess availability at the greater of $17.5 million or 10.0% of facility amount ■ ~ $125 million excess availability as of March 31, 2017 Debt Maturity (at 3/31/2017) $ in millions Debt Structure at March 31, 2017 $225 million ABL Agreement Expires July 2021 $500 million Term Loan B LIBOR* + 250 bps due November 2021 * Subject to a floor of 75 bps M A Y 2 0 1 7 $3 $5 $5 $5 $5 $466 $0 $100 $200 $300 $400 $500 FY17 FY18 FY19 FY20 FY21 FY22

Managed Capital Allocation M U E L L E R W A T E R P R O D U C T S . C O M 2 6M A Y 2 0 1 7  Acquisitions  Singer Valve  Share Repurchases  Authorized to repurchase up to $250 million  Announced $50 million accelerated share repurchase program on February 3, 2017, which concluded at the end of April  Dividends  Increased quarterly dividend 33% to $0.04 per share  Organic Growth Opportunities  Developing new products  Making capital investments  Debt Reduction

Supplemental Data

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

| | Quarter ended March 31, 2017 | | | |
|---|---|---|---|---|
| | Mueller Co. | Mueller Technologies | Corporate | Consolidated |
| | (dollars in millions, except per share amounts) | | | |
| Net sales | $ 181.6 | $ 18.1 | $ — | $ 199.7 |
| Gross profit | $ 58.9 | $ (6.5) | $ — | $ 52.4 |
| Selling, general and administrative expenses | 23.0 | 7.1 | 8.9 | 39.0 |
| Other charges | 1.6 | 0.1 | 0.8 | 2.5 |
| Operating income (loss) from continuing operations | $ 34.3 | $ (13.7) | $ (9.7) | 10.9 |
| Interest expense, net | | | | 5.5 |
| Income tax expense | | | | 0.7 |
| Income from continuing operations | | | | $ 4.7 |
| Income from continuing operations per diluted share | | | | $ 0.03 |
| Capital expenditures | $ 4.7 | $ 5.2 | $ — | $ 9.9 |
| Operating margin | 18.9 % | (75.7 )% | | 5.5 % |
| Reconciliation of Non-GAAP performance measures to GAAP performance measures: | | | | |
| Income from continuing operations | | | | $ 4.7 |
| Discrete warranty charge | | | | 9.8 |
| Other charges | | | | 2.5 |
| Income tax benefit of adjusting items | | | | (1.6) |
| Adjusted income from continuing operations | | | | $ 15.4 |
| Weighted average diluted shares outstanding | | | | 162.5 |
| Adjusted earnings per share | | | | $ 0.09 |

MUELLERWATERPRODUCTS.COM MAY 2017 28

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

| | Quarter ended March 31, 2017 | | | |
|---|---|---|---|---|
| | Mueller Co. | Mueller Technologies | Corporate | Consolidated |
| | (dollars in millions, except per share amounts) | | | |
| Net income | | | | $ 73.3 |
| Less income from discontinued operations | | | | (68.6) |
| Interest expense, net [1] | | | | 5.5 |
| Income tax expense [1] | | | | 0.7 |
| Operating income (loss) from continuing operations | $ 34.3 | $ (13.7) | $ (9.7) | 10.9 |
| Discrete warranty charge | — | 9.8 | — | 9.8 |
| Other charges | 1.6 | 0.1 | 0.8 | 2.5 |
| Adjusted operating income (loss) from continuing operations | 35.9 | (3.8) | (8.9) | 23.2 |
| Depreciation and amortization | 9.1 | 1.4 | 0.1 | 10.6 |
| Adjusted EBITDA | $ 45.0 | $ (2.4) | $ (8.8) | $ 33.8 |
| Adjusted operating margin | 19.8 % | (21.0)% | | 11.6 % |
| Adjusted EBITDA margin | 24.8 % | (13.3)% | | 16.9 % |

[1] We do not allocate interest or income taxes to our segments.

| | Mueller Co. | Mueller Technologies | Corporate | Consolidated |
|---|---|---|---|---|
| Adjusted EBITDA | $ 45.0 | $ (2.4) | $ (8.8) | $ 33.8 |
| Three prior quarters' adjusted EBITDA | 155.4 | (0.5) | (26.8) | 128.1 |
| Trailing twelve months' adjusted EBITDA | $ 200.4 | $ (2.9) | $ (35.6) | $ 161.9 |
| Reconciliation of net debt to total debt (end of period): | | | | |
| Current portion of long-term debt | | | | $ 5.5 |
| Long-term debt | | | | 476.3 |
| Total debt | | | | 481.8 |
| Less cash and cash equivalents | | | | 328.3 |
| Net debt | | | | $ 153.5 |
| Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) | | | | 0.9x |
| Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: | | | | |
| Net cash provided by operating activities of continuing operations | | | | $ 3.6 |
| Less capital expenditures | | | | (9.9) |
| Free cash flow | | | | $ (6.3) |

MUELLERWATERPRODUCTS.COM MAY 2017 29

PAGE 30 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Quarter ended March 31, 2016 Mueller Co. Mueller Technologi es Corporate Consolidat ed (dollars in millions, except per share amounts) Net sales $ 182.2 $ 15.0 $ — $ 197.2 Gross profit $ 57.7 $ 1.6 $ — $ 59.3 Selling, general and administrative expenses 22.4 6.5 8.5 37.4 Other charges 0.4 — 0.4 0.8 Operating income (loss) $ 34.9 $ (4.9) $ (8.9) 21.1 Interest expense, net 5.9 Income tax expense 4.9 Income from continuing operations $ 10.3 Income from continuing operations per diluted share $ 0.06 Capital expenditures $ 5.2 $ 2.0 $ — $ 7.2 Operating margin 19.2% (32.7)% 10.7% Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 10.3 Other charges 0.8 Income tax benefit of adjusting items (0.3) Adjusted income from continuing operations $ 10.8 Weighted average diluted shares outstanding 163.1 Adjusted earnings per share $ 0.07 M U E L L E R W A T E R P R O D U C T S . C O M 3 0M A Y 2 0 1 7

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

| | Quarter ended March 31, 2016 | | | |
|---|---|---|---|---|
| | Mueller Co. | Mueller Technologies | Corporate | Consolidated |
| | (dollars in millions, except per share amounts) | | | |
| Net income | | | | $ 15.7 |
| Less income from discontinued operations | | | | (5.4) |
| Interest expense, net [1] | | | | 5.9 |
| Income tax expense [1] | | | | 4.9 |
| Operating income (loss) from continuing operations | $ 34.9 | $ (4.9) | $ (8.9) | 21.1 |
| Other charges | 0.4 | — | 0.4 | 0.8 |
| Adjusted operating income (loss) from continuing operations | 35.3 | (4.9) | (8.5) | 21.9 |
| Depreciation and amortization | 8.6 | 1.2 | 0.1 | 9.9 |
| Adjusted EBITDA | $ 43.9 | $ (3.7) | $ (8.4) | $ 31.8 |
| Adjusted operating margin | 19.4% | (32.7 )% | | 11.1% |
| Adjusted EBITDA margin | 24.1% | (24.7 )% | | 16.1% |

[1] We do not allocate interest or income taxes to our segments.

| | Mueller Co. | Mueller Technologies | Corporate | Consolidated |
|---|---|---|---|---|
| Adjusted EBITDA | $ 43.9 | $ (3.7) | $ (8.4) | $ 31.8 |
| Three prior quarters' adjusted EBITDA | 144.2 | (5.2) | (22.5) | 116.5 |
| Trailing twelve months' adjusted EBITDA | $ 188.1 | $ (8.9) | $ (30.9) | $ 148.3 |

| | Consolidated |
|---|---|
| Reconciliation of net debt to total debt (end of period): | |
| Current portion of long-term debt | $ 5.6 |
| Long-term debt | 480.6 |
| Total debt | 486.2 |
| Less cash and cash equivalents | 93.6 |
| Net debt | $ 392.6 |
| Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) | 2.6x |
| Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: | |
| Net cash provided by operating activities of continuing operations | $ 3.2 |
| Less capital expenditures | (7.2) |
| Free cash flow | $ (4.0) |

MUELLERWATERPRODUCTS.COM MAY 2017 31

PAGE 32 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Six months ended March 31, 2017 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 327.9 $ 39.0 $ — $ 366.9 Gross profit $ 106.4 $ (2.3) $ — $ 104.1 Selling, general and administrative expenses 44.3 13.5 17.7 75.5 Other charges 1.7 0.1 2.0 3.8 Operating income (loss) from continuing operations $ 60.4 $ (15.9) $ (19.7) 24.8 Interest expense, net 11.9 Income tax expense 2.8 Income from continuing operations $ 10.1 Income from continuing operations per diluted share $ 0.06 Capital expenditures $ 7.7 $ 6.3 $ 0.1 $ 14.1 Operating margin 18.4% (40.8)% 6.8 % Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 10.1 Discrete warranty charge 9.8 Other charges 3.8 Income tax benefit of adjusting items (2.0) Adjusted income from continuing operations $ 21.7 Weighted average diluted shares outstanding 163.2 Adjusted earnings per share $ 0.13 M U E L L E R W A T E R P R O D U C T S . C O M 3 2M A Y 2 0 1 7

PAGE 33 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Six months ended March 31, 2017 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 80.0 Less income from discontinued operations (69.9) Interest expense, net (1) 11.9 Income tax expense (1) 2.8 Operating income (loss) from continuing operations $ 60.4 $ (15.9) $ (19.7) 24.8 Discrete warranty charge — 9.8 — 9.8 Other charges 1.7 0.1 2.0 3.8 Adjusted operating income (loss) from continuing operations 62.1 (6.0) (17.7) 38.4 Depreciation and amortization 18.1 2.6 0.2 20.9 Adjusted EBITDA $ 80.2 $ (3.4) $ (17.5) $ 59.3 Adjusted operating margin 18.9% (15.4)% 10.5 % Adjusted EBITDA margin 24.5% (8.7)% 16.2 % Free cash flow: Net cash used in operating activities of continuing operations $ (16.3) Less capital expenditures (14.1) Free cash flow $ (30.4) (1) We do not allocate interest or income taxes to our segments. M U E L L E R W A T E R P R O D U C T S . C O M 3 3M A Y 2 0 1 7

# SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

| | Six months ended March 31, 2016 | | | |
|---|---|---|---|---|
| | Mueller Co. | Mueller Technologies | Corporate | Consolidated |
| | (dollars in millions, except per share amounts) | | | |
| Net sales | $ 326.9 | $ 33.4 | $ — | $ 360.3 |
| Gross profit | $ 101.7 | $ 5.2 | $ — | $ 106.9 |
| Selling, general and administrative expenses | 42.4 | 13.4 | 17.0 | 72.8 |
| Other charges | 0.6 | 0.5 | 0.5 | 1.6 |
| Operating income (loss) | $ 58.7 | $ (8.7) | $ (17.5) | 32.5 |
| Interest expense, net | | | | 12.0 |
| Income tax expense | | | | 6.2 |
| Income from continuing operations | | | | $ 14.3 |
| Income from continuing operations per diluted share | | | | $ 0.09 |
| Capital expenditures | $ 8.8 | $ 3.0 | $ 0.1 | $ 11.9 |
| Operating margin | 18.0% | (26.0 )% | | 9.0% |
| Reconciliation of Non-GAAP performance measures to GAAP performance measures: | | | | |
| Income from continuing operations | | | | $ 14.3 |
| Other charges | | | | 1.6 |
| Income tax benefit of adjusting items | | | | (0.5) |
| Adjusted income from continuing operations | | | | $ 15.4 |
| Weighted average diluted shares outstanding | | | | 163.1 |
| Adjusted earnings per share | | | | $ 0.09 |

MUELLERWATERPRODUCTS.COM MAY 2017 34

PAGE 35 SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES Six months ended March 31, 2016 Mueller Co. Mueller Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 21.9 Less income from discontinued operations (7.6) Interest expense, net (1) 12.0 Income tax expense (1) 6.2 Operating income (loss) from continuing operations $ 58.7 $ (8.7) $ (17.5) 32.5 Other charges 0.6 0.5 0.5 1.6 Adjusted operating income (loss) from continuing operations 59.3 (8.2) (17.0) 34.1 Depreciation and amortization 17.0 2.3 0.2 19.5 Adjusted EBITDA $ 76.3 $ (5.9) $ (16.8) $ 53.6 Adjusted operating margin 18.1% (24.6)% 9.5% Adjusted EBITDA margin 23.3% (17.7)% 14.9% Free cash flow: Net cash used in operating activities of continuing operations $ (5.1) Less capital expenditures (11.9) Free cash flow $ (17.0) (1) We do not allocate interest or income taxes to our segments. M U E L L E R W A T E R P R O D U C T S . C O M 3 5M A Y 2 0 1 7

3 6 HISTORY OF STRONG FINANCIAL PERFORMANCE Net Sales Adjusted EBITDA(1) and Adjusted EBITDA Margin (1) Mueller Co. adjusted EBITDA excludes purchase accounting adjustments of $52.9 in 2006, goodwill and other impairment charges of $818.7 in 2009 and other charges of $0.1 in 2010, $1.4 in 2011, $2.5 in 2012, $1.5 in 2013, $2.1 in 2014, $8.4 in 2015 and $3.0 in 2016. Note: Mueller Co. 2002-2012 net sales and adjusted EBITDA include Mueller Technologies in these years ($ in millions) $ 5 0 9 $ 5 3 6 $ 6 1 8 $ 6 6 4 $ 8 0 4 $ 7 5 6 $ 7 1 8 $ 5 4 7 $ 6 1 3 $ 6 0 6 $ 6 5 2 $ 6 3 2 $ 6 7 9 $ 7 0 2 $ 7 1 6 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 $131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $140 $167 $184 $197 25.7% 25.9% 27.0% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0% 16.2% 22.2% 24.5% 26.2% 27.5% 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Fiscal year ended September 30 M U E L L E R W A T E R P R O D U C T S . C O M M A Y 2 0 1 7

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